EXHIBIT 10.5

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE ISSUER), IN A FORM REASONABLY ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 1 OF THIS WARRANT.

INDEPENDENCE POWER HOLDINGS, INC.

Warrant To Purchase Class A Common Stock

Warrant No.: 1

Date of Issuance: December 30, 2025 (“Issuance Date”)

Independence Power Holdings, Inc., a Nevada corporation (the “Issuer”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BESS Rural Energy Cooperative, LCA, a District of Columbia limited cooperative association, the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Issuer, at the Exercise Price then in effect, upon exercise of this Warrant to Purchase Class A Common Stock (this “Warrant”), at any time or times from or after the Issuance Date, 8,901,852 (subject to adjustment as provided herein) fully paid and non-assessable shares of Class A Common Stock (the “Warrant Shares”). Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in Section 22.

1. EXERCISE OF WARRANT.

(a) Mechanics of Exercise. Upon the terms and subject to the conditions hereof, this Warrant may be exercised by the Holder, in whole or in part (but if in part, in not less than increments of 10,000 Warrant Shares per exercise), on any day from and after the Issuance Date (an “Exercise Date”) and prior to the Expiration Time, by delivery (whether via electronic mail or otherwise) of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant. Within one (1) Business Day following an exercise of this Warrant as aforesaid, the Holder shall deliver payment to the Issuer of an amount equal to the Exercise Price in effect on such Exercise Date, in cash, multiplied by the number of Warrant Shares as to which this Warrant was so exercised in cash or via wire transfer of immediately available funds. The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder. Execution and delivery of an Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original of this Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares. Execution and delivery of an Exercise Notice for all of the then-remaining Warrant Shares shall have the same effect as cancellation of the original of this Warrant after delivery of the Warrant Shares in accordance with the terms hereof. On or before the first (1st) Business Day following the date on which the Issuer has received an Exercise Notice, the Issuer shall transmit by facsimile or electronic mail an acknowledgment of confirmation of receipt of such Exercise Notice, in the form attached hereto as Exhibit B, to the Holder and the Issuer’s transfer agent (the “Transfer Agent”), which confirmation shall constitute an instruction to the Transfer Agent to process such Exercise Notice in accordance with the terms herein. Upon delivery of an Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder in the Issuer’s books and records. or the date of delivery of the certificates evidencing such Warrant Shares (as the case may be). No fractional shares of Class A Common Stock are to be issued upon any exercise of this Warrant, but rather the number of shares of Class A Common Stock shall be rounded up to the nearest whole number. The Issuer shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent) that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

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(b) Exercise Price. The total purchase price for all of the Warrant Shares shall be $32,000,000.00. For purposes of this Warrant, “Exercise Price” means $3.594758 per Warrant Share, subject to adjustment as provided herein. In order to properly exercise this Warrant, this Warrant requires payment by the Holder to the Issuer, in cash, of an amount equal to then Exercise Price multiplied by the number of Warrant Shares with respect to which this Warrant has been exercised; provided, that for any exercise of this Warrant, the aggregate Exercise Price paid in connection therewith must be rounded to the nearest cent and no fractional shares of Class A Common Stock shall be issued under any circumstance; provided, further, that each exercise of this Warrant shall be in increments of not less than 10,000 Warrant Shares.

(c) Expiration of Warrant. The right to purchase the Warrant Shares pursuant to this Warrant shall terminate and become void at 5:00 p.m. Pacific time on the date that is the later of (i) thirty (30) days after the first annual report of the Issuer is filed with the U.S. Securities and Exchange Commission on Form 10-K after the original Issuance Date or (ii) thirty (30) days after the execution by the Issuer (or any of its Subsidiaries) of a definitive, binding energy equipment rental agreement or other instrument providing for the deployment of additional equipment constituting the Issuer’s (or any of its Subsidiaries’) oilfield microgrid technology with an investment-grade rated counterparty (such time, the “Expiration Time”).

(d) Valid Issuance of this Warrant and the Warrant Shares. With respect to the execution and delivery of this Warrant and each exercise of this Warrant, the Issuer hereby represents, warrants, covenants and agrees:

(i) The Issuer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

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(ii) The Issuer has the corporate power and authority to execute and deliver this Warrant and to perform its obligations hereunder. The Issuer has taken all corporate actions or proceedings required to be taken by or on the part of the Issuer to authorize and permit the execution and delivery by the Issuer of this Warrant and the performance by the Issuer of its obligations hereunder and the consummation by the Issuer of the transactions contemplated hereby. This Warrant has been duly executed and delivered by the Issuer, and assuming the due authorization, execution and delivery by the Holder, constitutes the legal, valid and binding obligation of the Issuer, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii) The execution and delivery by the Issuer of this Warrant, the performance by the Issuer of its obligations hereunder and the consummation by the Issuer of the transactions contemplated hereby will not violate (A) any provision of law, statute, rule or regulation applicable to the Issuer, (B) the certificate of incorporation of the Issuer or the bylaws of the Issuer, (C) any applicable order of any court or any rule, regulation or order of any governmental authority applicable to the Issuer or (D) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which the Issuer is a party or by which its property is or may be bound, except, in each case, for any such violation that would not impair in any material way the Issuer’s ability to perform its obligations under this Warrant.

(iv) Assuming the accuracy of the Holder’s representations and warranties set forth in Section 4, the issuance of this Warrant (and the issuance of the Warrant Shares upon exercise of this Warrant) is exempt from the registration requirements of the Securities Act and all other applicable state blue sky or other securities laws, statutes, rules or regulations.

(v)This Warrant has been duly authorized and is validly issued.

(vi) Each Warrant Share issuable upon an exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, validly issued, fully paid and non-assessable, and free from preemptive or similar rights and free from all taxes, liens and charges with respect thereto (other than liens and charges arising solely from the actions and circumstances of the Holder).

(vii) The Issuer will at all times until this Warrant has been exercised in full maintain authorized and reserved for issuance solely for the purpose of effecting the exercise of this Warrant, such number of shares of Class A Common Stock as are then and from time to time subject to issuance upon the exercise in full of this Warrant, which shares have not been subscribed for or otherwise committed or issued.

(viii) The Issuer shall take all such actions as may be necessary to ensure that all Warrant Shares are issued without violation by the Issuer of its Articles of Incorporation, bylaws or any other constituent document and of any applicable law, statute, rule or regulation or any requirements of any securities exchange upon which the Class A Common Stock or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which will be promptly delivered by the Issuer upon each such issuance).

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(ix) The Issuer and the Holder acknowledge this Warrant is being issued as part of the inducement consideration in connection with the execution and delivery by the Issuer (or a Subsidiary thereof) and the Holder of a management agreement (the “Management Agreement”) pursuant to which the Issuer has obtained full operational control over approximately 241 MW of battery energy storage equipment for use in the Issuer’s oilfield operations. Under the Management Agreement, the Issuer (through its wholly owned Subsidiaries) shall provide operational management services in exchange for a base management fee and performance-based compensation tied to revenue generation, referred to as Power-as-a-Service, while the Holder shall retain full ownership of such equipment.

2. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES.

(a) Adjustment to Number of Warrant Shares. Without limiting any provision of this Section 2 or Section 3, if at any time after the Issuance Date and prior to the Expiration Time (or, if earlier, the exercise in full of this Warrant), the Issuer (i) subdivides (by any stock split, stock dividend, recapitalization or otherwise) its then outstanding shares of Class A Common Stock into a larger number of shares or (ii) combines (by combination, reverse stock split or otherwise) its then outstanding shares of Class A Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Class A Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Class A Common Stock outstanding immediately after such event. Any adjustment made to clause (i) or clause (ii) of this Section 2(a) shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 2(a) occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

(b) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price, the number of Warrant Shares (including the minimum number of Warrant Shares for which this Warrant may be exercisable) that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(c) Calculations. All calculations shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable.

(d) Dissolution, Liquidation or Winding Up. If the Issuer, at any time after the Issuance Date and prior to the Expiration Time (or, if earlier, the exercise in full of this Warrant), commences a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Issuer, then (i) the Holder shall receive the kind and number of other securities or assets which the Holder would have been entitled to receive if the Holder had exercised this Warrant in full and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise immediately prior to the time of such dissolution, liquidation or winding up and (ii) the right to exercise this Warrant shall terminate on the date on which the holders of record of Class A Common Stock shall be entitled to exchange their Class A Common Stock for securities or assets deliverable upon such dissolution, liquidation or winding up.

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3. FUNDAMENTAL TRANSACTIONS.

(a) Fundamental Transactions. If, at any time after the Issuance Date and prior to the Expiration Time (or, if earlier, the exercise in full of this Warrant), (i) the Issuer, directly or indirectly, in one or more related transactions effects any merger, consolidation or business combination of the Issuer with or into another Person, in which the Issuer is not the surviving entity or in which the stockholders of the Issuer immediately prior to such merger, consolidation or business combination do not own, directly or indirectly, at least 50% of the voting power of the surviving entity immediately after such merger, consolidation or business combination (excluding a merger effected solely to change the Issuer’s name), (ii) the Issuer (and all of its Subsidiaries, taken as a whole), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Issuer or another Person) is completed pursuant to which holders of Class A Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Class A Common Stock, (iv) the Issuer, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Class A Common Stock or any compulsory share exchange pursuant to which the Class A Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a stock split, combination or reclassification of shares of Class A Common Stock covered by Section 2(a)) or (v) the Issuer, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Class A Common Stock (not including any shares of Class A Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) or more than 50% of the voting power of the common equity of the Issuer (each a “Fundamental Transaction”), then upon consummation of such Fundamental Transaction, this Warrant shall automatically become exercisable for the kind and amount of securities, cash or other assets which the Holder would have owned immediately after such Fundamental Transaction if the Holder had exercised this Warrant in full immediately before the effective date of such Fundamental Transaction, assuming that the Holder failed to exercise its rights of election, if any, as to the kind or amount of securities, cash or other assets receivable upon the consummation of such Fundamental Transaction. With respect to any Fundamental Transaction that the Issuer has not publicly announced at least fifteen (15) days prior to the consummation of such Fundamental Transaction, (A) the Issuer will deliver to the Holder written notice of such Fundamental Transaction at least fifteen (15) days prior to the consummation of such Fundamental Transaction (which written notice will be treated as confidential by the Holder), and (B) the Holder agrees not to exercise this Warrant (or any portion thereof) during the two Business Days immediately preceding the consummation of such Fundamental Transaction. Concurrently with the consummation of any Fundamental Transaction, the Person formed by or surviving the Fundamental Transaction (if other than the Issuer), or if such Fundamental Transaction is a transfer of lease, the Person to which such transfer or lease shall have been made, shall, and the Issuer shall direct such Person to, enter into a supplemental agreement so providing and further providing for adjustments that shall be as nearly equivalent as may be practical to the adjustments provided for in Section 2. If this Section3(a) applies to a transaction, Section 2(a) shall not apply.

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(b) Application. The provisions of Section 3(a) shall apply similarly and equally to successive Fundamental Transactions and shall be applied as if this Warrant (and any such subsequent warrants) were fully exercisable and without regard to any limitations on the exercise of this Warrant.

4. REPRESENTATIONS OF THE HOLDER.

(a) Investment Intent. The Holder represents and warrants that it is acquiring this Warrant and the shares of Class A Common Stock underlying this Warrant (collectively, the “Securities”), solely for its beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities in violation of applicable securities laws.

(b) Unregistered Securities. The Holder represents and warrants that it understands that the Securities have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof, the availability of which depend in part upon the bona fide nature of its investment intent and upon the accuracy of its representations made herein.

(c) Reliance. The Holder represents and warrants that it understands that the Issuer is relying in part upon the representations and agreements of the Holder contained herein for the purpose of determining whether the offer, sale and issuance of the Securities meet the requirements for such exemptions described in Section 4(b).

(d) Accredited Investor. The Holder represents and warrants that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(e) Sophisticated Investor. The Holder represents and warrants that it has such knowledge, skill and experience in business, financial and investment matters that it is capable of evaluating the merits and risks of an investment in the Securities, including experience in and knowledge of the industry in which the Issuer operates.

(f) Restricted Securities. The Holder represents and warrants that it understands that the Securities will be “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission provide in substance that it may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom.

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(g) Information. The Holder represents and warrants that (i) it has been furnished by the Issuer all information (or provided access to all information) regarding the business and financial condition of the Issuer, its expected plans for future business activities, the attributes of the Securities, and the merits and risks of an investment in such Securities which it has requested or otherwise needs to evaluate the investment in such Securities, (ii) in making the proposed investment decision, the Holder is relying solely on such information, the representations, warranties and agreements of the Issuer contained herein and on investigations made by it and its representatives and (iii) the offer to sell the Securities hereunder was communicated to the Holder in such a manner that it was able to ask questions of and receive answers from the management of the Issuer concerning the terms and conditions of the proposed transaction and that at no time was it presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general or public advertising or solicitation and (iv) the Holder recognizes that an investment in the Securities involves risks and can result in a total loss of all funds invested.

(h) Non-Reliance. Notwithstanding anything in this Warrant to the contrary, the Holder hereby acknowledges that the Issuer may possess material non-public information with respect to the Issuer and/or its securities not known to the Holder as of the date hereof or at a time when the Holder exercises its right to purchase the Warrant Shares pursuant to this Warrant and that any such information may impact the value of the Warrant and the Warrant Shares. The Holder irrevocably waives any claim, or potential claim, that it may have based on the failure of the Issuer or its Affiliates, officers, directors, employees, agents or other representatives to disclose such information in connection with the execution and delivery of this Warrant or the purchase of any Warrant Shares hereunder; provided, however, notwithstanding anything in this Section 4(h) or otherwise to the contrary, the Holder does not and shall not be deemed to have waived or otherwise compromised any rights or claims based upon or arising out of (i) the Issuer’s disclosure obligations under the federal securities laws with respect to any untrue statement of a material fact or omission to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading in any public statement or filing made by the Issuer pursuant to the Securities Exchange Act of 1934, as amended, or (ii) any breach or inaccuracy of any representation or warranty of the Issuer in this Warrant. The Holder acknowledges that the Issuer would not enter into this Warrant in the absence of the agreements set forth in this Section 4(h).

5. NONCIRCUMVENTION. The Issuer hereby covenants and agrees that the Issuer will not, by amendment of its Articles of Incorporation (as in effect on the Issuance Date) bylaws (as in effect on the Issuance Date) or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder.

6. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in its capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Issuer for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in its capacity as the Holder of this Warrant, any of the rights of a stockholder of the Issuer or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which it is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Issuer, whether such liabilities are asserted by the Issuer or by creditors of the Issuer.

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7. REISSUANCE OF WARRANTS.

(a) Transfer of Warrant. If this Warrant is to be Transferred, the Holder shall surrender this Warrant to the Issuer, whereupon the Issuer will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(c)), registered as the transferee may request, representing the right to purchase the number of Warrant Shares being Transferred by the Holder and, if less than the total number of Warrant Shares is being Transferred, a new Warrant (in accordance with Section 7(c)) to the Holder representing the right to purchase the number of Warrant Shares not being Transferred.

(b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Issuer of evidence reasonably satisfactory to the Issuer of the loss, theft, destruction or mutilation of this Warrant (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Issuer in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Issuer shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(c)) representing the right to purchase the Warrant Shares.

(c) Issuance of New Warrants. Whenever the Issuer is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a), the Warrant Shares designated by the Holder which, when added to the number of shares of Class A Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant, which is the same as the Issuance Date and (iv) shall have the same rights and conditions as this Warrant.

8. NOTICES.

(a) Notice of Adjustment. Upon any adjustment of the number of Warrant Shares subject to the Warrant and the applicable Exercise Price pursuant to Section 2, the Issuer shall promptly thereafter cause to be given to the Holder written notice of such adjustments. Where appropriate, such notice may be given in advance. Such notice shall be delivered in accordance with Section 8(b) and shall state (i) the event giving rise to the adjustment, (ii) the effective date of the adjustment and (iii) the adjustment to the number of Warrant Shares subject to this Warrant and the adjusted applicable Exercise Price pursuant to Section 2.

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(b) Notices. Any notices or other communications required or permitted hereunder will be deemed to have been properly given and delivered if in writing by such party hereto or its legal representative and delivered personally or sent by email or nationally recognized overnight courier service guaranteeing overnight delivery, addressed as follows:

(i) If to the Issuer:

Independence Power Holdings, Inc.

14114 Dallas Parkway, Suite 200

Dallas, Texas 75254

Attention: Todd Parkin and

Scott Stephenson

E-mail: tkparkin@rinconstrategic.com and

stephenson@independco.com

with a copy (which shall not constitute notice) to:

Vedder Price P.C.

600 Brickell Ave, Suite 1500

Miami, Florida 33131

Attention: Adam L. Schwartz;

Kenneth A. Gerasimovich and

John T. Blatchford

E-mail: aschwartz@vedderprice.com;

kgerasimovich@vedderprice.com and

jblatchford@vedderprice.com

(ii) If to the Holder:

To its address set forth on its signature page to this Warrant with a copy (which shall not constitute notice) to:

Tarter Krinsky & Drogin LLP

1350 Broadway

New York, New York 10018

Attention: Steven Polyakov, Esq.

E-mail: spolyakov@tarterkrinsky.com

Unless otherwise specified herein, such notices or other communications will be deemed given: (A) on the date delivered, if delivered personally, (B) one Business Day after being sent by a nationally recognized overnight courier guaranteeing overnight delivery and (C) on the date delivered, if delivered by email during business hours (or one Business Day after the date of delivery if delivered after 5:00 p.m. in the place of receipt). Each of the parties hereto will be entitled to specify a different address by delivering notice as aforesaid to the other party hereto.

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9. AMENDMENT AND WAIVER. This Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Issuer or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party hereto so waiving. No waiver by any party hereto shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

10. SEVERABILITY. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

11. GOVERNING LAW. This Warrant shall be governed by, construed and enforced in accordance with the laws of the State of Nevada without regard to the conflict of laws principles.

12. WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE THEIR RIGHT TO A TRIAL BY JURY WITH RESPECT TO DISPUTES ARISING UNDER THIS AGREEMENT AND THE RELATED AGREEMENTS AND CONSENT TO A BENCH TRIAL WITH THE APPROPRIATE JUDGE ACTING AS THE FINDER OF FACT.

13. CONSTRUCTION; HEADINGS.

(a) Construction. This Warrant shall be deemed to be jointly drafted by the Issuer and the Holder and shall not be construed against any Person as the drafter hereof. The words “herein,” “hereto” or “hereof” and other words of similar import refer to this Warrant as a whole and not to any particular Section or other subdivision. The word “including” is not limiting and means “including without limitation.” Definitions will be equally applicable to both the singular and plural forms of the terms defined. All references to Sections or Exhibits refer to Sections or Exhibits of or to this Warrant unless otherwise indicated. All exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Warrant as if set forth in full herein, and any capitalized terms used in any exhibit but not otherwise defined therein will have the meaning as defined in this Warrant. All references to a party hereto include such party’s successors and permitted assigns. Any reference to “$” or “dollars” means United States dollars. References to agreements or instruments, or to statutes or regulations, are to such agreements or instruments, or statutes or regulations, as amended from time to time (or to successor statutes and regulations).

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(b) Headings. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

14. TRANSFER OF WARRANT.

(a) Transferability. Subject to compliance with any applicable securities laws, this Warrant and all rights hereunder are Transferable, in whole or in part (except that Transfers must be made in whole lots of not less than 10,000 Warrant Shares), upon surrender of this Warrant at the principal office of the Issuer or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such Transfer. Upon such surrender and, if required, such payment, the Issuer shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned as set forth in including Section 7(a) and Section 7(c), and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Issuer unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Issuer within three (3) Business Days after the date on which the Holder delivers an assignment form to the Issuer assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) Warrant Register. The Issuer shall register this Warrant, upon records to be maintained by the Issuer for that purpose, in the name of the record Holder hereof from time to time. The Issuer may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof, and for all other purposes, absent actual notice to the contrary.

15. AGREEMENT TO COMPLY WITH SECURITIES ACT; LEGEND. The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 15 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that the Holder shall not offer, Transfer, pledge or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except, in the case of any Warrant Shares, under circumstances that will not result in a violation of the Securities Act. All Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

“These securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state or other jurisdiction. These securities may not be sold or offered for sale, pledged or hypothecated except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration thereunder, in each case in accordance with all applicable securities laws of the states or other jurisdictions, and in the case of a transaction exempt from registration, such securities may only be transferred if the transfer agent for such securities has received documentation reasonably satisfactory to it that such transaction does not require registration under the Securities Act.”

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16. OTHER COOPERATION. If required, the Issuer will, in consultation and cooperation with the Holder, file or submit, and assist the Holder with any filing, submission or notification it makes, in connection with the exercise of this Warrant with or to any governmental entity any filing, report or notification necessary or advisable in connection with any antitrust, competition or merger control law applicable to such exercise and cooperate with the Holder, to obtain as promptly as practicable all approvals, authorizations, terminations or expiration of applicable periods and clearances in connection therewith.

17. ENTIRE AGREEMENT. This Warrant is intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of the agreements, understandings, representations, and warranties, both written and oral, among the parties hereto in respect of the subject matter contained herein. This Warrant supersedes all agreements, understandings, representations, and warranties, both written and oral, among the parties hereto, with respect to the subject matter hereof.

18. ASSIGNMENT BY THE ISSUER. The Issuer may not, without the prior written consent of the Holder, sell, transfer (by operation of law or otherwise, except in connection with a Fundamental Transaction in compliance herewith) or assign (each, a “Transfer”) this Warrant or any of its rights or obligations hereunder.

19. REMEDIES. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Warrant and that each party hereto, in its sole discretion, may apply to any state or federal court in Dallas County, Texas, for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Warrant.

20. COUNTERPARTS. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.

21. ARBITRATION. ANY DISPUTE, CLAIM, OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS WARRANT OR ANY DEALINGS BETWEEN THE PARTIES HERETO, OR THE BREACH, TERMINATION, ENFORCEMENT, INTERPRETATION, OR VALIDITY OF THIS WARRANT, INCLUDING THE DETERMINATION OF THE SCOPE OR APPLICABILITY OF THIS WARRANT TO ARBITRATE, SHALL BE RESOLVED BY SUBMISSION TO ARBITRATION IN THE COUNTY OF DALLAS, STATE OF TEXAS, BEFORE AN ARBITRATOR SELECTED BY DALLAS JAMS PROCEDURE (THE “ARBITRATOR”). THE ARBITRATION SHALL BE ADMINISTERED BY DALLAS JAMS, PURSUANT TO ITS COMPREHENSIVE ARBITRATION RULES AND PROCEDURES, AND IN ACCORDANCE WITH THE EXPEDITED PROCEDURES CONTAINED THEREIN. THE ARBITRATOR SHALL FOLLOW ANY APPLICABLE FEDERAL LAW AND NEVADA STATE LAW IN RENDERING AN AWARD. JUDGMENT ON THE AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION OVER THE DISPUTE, CLAIM, OR CONTROVERSY SUBMITTED TO SUCH ARBITRATION. THIS SECTION SHALL NOT PRECLUDE THE PARTIES FROM SEEKING PROVISIONAL REMEDIES IN AID OF ARBITRATION FROM A COURT OF COMPETENT JURISDICTION IN DALLAS COUNTY, TEXAS ONLY. FURTHER, THE PARTIES AGREE AND ACKNOWLEDGE THAT THE ARBITRATOR’S DECISION SHALL BE FINAL AND BINDING, TO THE FULLEST EXTENT PERMITTED BY LAW, AND ENFORCEABLE BY ANY COURT HAVING JURISDICTION THEREOF.

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22. DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

(b) “Arbitrator” has the meaning set forth in Section 21.

(c) “Articles of Incorporation” means the Amended and Restated Articles of Incorporation of the Issuer, as in effect as of the Issuance Date.

(d) “Business Day” means any day other than a Saturday, a Sunday or a day on which banks are authorized or required to close in the City of Las Vegas, Nevada.

(e) “Class A Common Stock” means (i) shares of Class A common stock of the Issuer, $0.0001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(f) “Common Stock” means all share of common stock of the Issuer, including Class A Common Stock.

(g) “Exercise Date” has the meaning set forth in Section 1(a).

(h) “Exercise Notice” has the meaning set forth in Section 1(a).

(i) “Exercise Price” has the meaning set forth in Section 1(b).

(j) “Expiration Time” has the meaning set forth in Section 1(c).

(k) “Fundamental Transaction” has the meaning set forth in Section 3(a).

(l) “Holder” has the meaning set forth in the preamble hereto.

(m) “Issuance Date” has the meaning set forth in the preamble hereto.

(n) “Issuer” has the meaning set forth in the preamble hereto.

(o) “Management Agreement” has the meaning set forth in Section 1(d)(ix).

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(p) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(q) “Securities” has the meaning set forth in Section 4(a).

(r) “Securities Act” means the Securities Act of 1933, as amended.

(s) “Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof or any partnership, association or other business entity of which a majority of the partnership or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, association or other business entity or is or controls the managing director or general partner of such partnership, association or other business entity.

(t) “Transfer” has the meaning set forth in Section 18. “Transferred” and “Transferable” shall have correlative meanings.

(u) “Transfer Agent” has the meaning set forth in Section 1(a).

(v) “Warrant” has the meaning set forth in the preamble hereto.

(w) “Warrant Shares” has the meaning set forth in the preamble hereto.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Issuer has caused this Warrant to be duly executed as of the Issuance Date set out above.

ISSUER:

INDEPENDENCE POWER HOLDINGS, INC.

By:	/s/ Todd Parkin
Name:	Todd Parkin
Title:	Chief Executive Officer

Accepted and agreed by:

BESS Rural Energy Cooperative, LCA

By:	/s/ Nicholas Wise
Name:	Nicholas Wise
Title:	Chairman and CEO

Address for Notices:

Akin Gump Strauss Hauer & Feld LLP

1333 New Hampshire Avenue, NW

Washington, DC 20036

Attention: Jamie Tucker, Partner

E-mail: Jtucker@akingump.com

Signature Page to Warrant

EXHIBIT A

EXERCISE NOTICE

TO:

Attention:
E-mail:

(1) The undersigned hereby elects to purchase _________ Warrant Shares of the Issuer pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of lawful money of the United States.

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

(4) The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Date:

Exhibit A to Warrant to Purchase Class A Common Stock

EXHIBIT B

ACKNOWLEDGMENT

The Issuer hereby acknowledges this Exercise Notice and hereby directs _________________________________ to issue the above indicated number of shares of Class A Common Stock in accordance with the Transfer Agent.

Instructions dated _______, 202_,

[●]

By:
Name:
Title:

Exhibit B to Warrant to Purchase Class A Common Stock